PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

PRIAC VARIABLE CONTRACT ACCOUNT A

Prudential Retirement Security Annuity III

Supplement to Prospectus and Statement of Additional Information Dated May 1, 2021

Supplement dated April 4, 2022

This Supplement should be read and retained with the current Prospectus and Statement of Additional Information (“SAI”) for your Annuity. This Supplement updates certain information contained in the Prospectus and SAI for insurance products issued by Prudential Retirement Insurance and Annuity Company. If you would like another copy of the current Prospectus or SAI, please contact us at 1-877-778-2100.

On July 21, 2021, Great-West Life & Annuity Insurance Company (“Great-West”) (which operates under the brand name “Empower”) and Prudential Financial, Inc. (“PFI”) announced a strategic transaction whereby, among other things, Great-West would acquire all of the outstanding shares of Prudential Retirement Insurance and Annuity Company (“PRIAC”) (the “Transaction”). The Transaction closed April 1, 2022.

Upon the closing of the Transaction, PRIAC, previously a subsidiary of PFI, became a subsidiary of Great-West. PRIAC will continue to administer and provide all contractual benefits of your annuity. The terms, features and benefits of your annuity contract have NOT changed as a result of the Transaction. All guarantees remain the responsibility of PRIAC under the terms of your annuity contract.

For additional information about the Transaction, please visit PFI’s website at www.news.prudential.com or to learn more about Empower, please visit their website at www.empower.com.

We are issuing this supplement to update the following information in the current Prospectus and SAI, effective April 1, 2022.

PROSPECTUS CHANGES
1.All references to Prudential Retirement Insurance and Annuity Company or PRIAC as a wholly-owned subsidiary of The Prudential Insurance Company of America are hereby changed to acknowledge that PRIAC is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company.

2.All references to Prudential Retirement Service Center or Prudential Retirement at 30 Scranton Office Park, Scranton, PA 18507 are hereby changed to Empower Care Center, 30 Scranton Office Park, Scranton, PA 18507.
3.Part II – Sections 1-10, Prudential Retirement Security Annuity III Prospectus, Section 2: What Investment Options Can I Choose?

The second paragraph of the section “VARIABLE INVESTMENT OPTIONS” is replaced with the following:

This Contract offers portfolios managed by PGIM Investments LLC, PGIM Quantitative Solutions LLC, PGIM Fixed Income, and/or PGIM Limited. PRIAC receives fees and payments from the portfolios. PRIAC has selected the portfolios for inclusion as investment options under this Contract in PRIAC’s role as the issuer of this Contract, and PRIAC does not provide investment advice or recommend any particular portfolio.

4.Part II – Sections 1-10, Prudential Retirement Security Annuity III Prospectus, Section 2: What Investment Options Can I Choose?

The “PAYMENTS MADE TO PRIAC” section is replaced with the following:

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Respecting this Contract, PRIAC has entered into an agreement with the underlying portfolios and/or the investment adviser to the underlying portfolios, to provide administrative and support services to the portfolios. Pursuant to the terms of this agreement, PRIAC receives a total fee of approximately 0.25% for the PGIM Balanced Fund annually of the average assets allocated to the portfolios under the Contract, as compensation for providing those services. PRIAC does not receive service fees for the PGIM 60/40 Allocation Fund. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose portfolios are offered as Sub-accounts. We may profit from these payments. The funds for these payments come from, in whole or in part, the assets of the portfolio itself and/or the assets of the portfolio’s investment adviser. The existence of these payments tends to increase the overall cost of investing in the underlying portfolios. Through your indirect investment in the underlying portfolios, you indirectly bear the costs of these fees (see underlying funds' prospectuses for more information).

In addition, the investment adviser, sub-adviser or distributor of the underlying portfolios may compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with variable annuity contracts. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker-dealer firms’ registered representatives, plan sponsors and participants, and creating marketing material discussing variable annuity contracts and the available options. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, sub-adviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributors and the amounts of such payments may vary between and among each adviser, sub-adviser, and distributor depending on their respective participation.

5.Part II – Sections 1-10, Prudential Retirement Security Annuity III Prospectus, Section 10: Other Information

The “PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY (PRIAC)” section is replaced with the following:

PRIAC is a stock life insurance company incorporated under the laws of Connecticut in 1981. PRIAC’s principal business address is 280 Trumbull Street, Hartford, CT 06103. It is authorized to do business in the District of Columbia and all states. PRIAC issues group and individual annuities and other insurance contracts and was formerly a subsidiary of Connecticut General Life Insurance Company, which is an indirect, wholly-owned subsidiary of CIGNA Corporation, based in Philadelphia, Pennsylvania. On April 1, 2004, PRIAC was acquired by The Prudential Insurance Company of America, a New Jersey stock life insurance company (“Prudential Insurance”). On April 1, 2022, PRIAC was acquired by Great-West Life & Annuity Insurance Company (“Great-West”) (which operates under the brand name “Empower”).

The Company is now a wholly-owned subsidiary of Great West. No related company has any legal responsibility to pay amounts that PRIAC may owe under the Contract. Among other things, this means if you begin taking Annual Guaranteed Withdrawal Amount payments under the Prudential IncomeFlex Target Benefit and the value of that benefit exceeds your current Contract Value, you would rely solely on the ability of PRIAC to make payments under that benefit out of its own assets.

6.Part II – Sections 1-10, Prudential Retirement Security Annuity III Prospectus, Section 10: Other Information

The first sentence in the section “SERVICE PROVIDERS” is replaced with the following:

We generally conduct our operations through staff employed by us or entities we have contracted with as service providers.

7.On the inside back cover, under PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY, the reference to “A Prudential Financial Company” is hereby removed.

8.On the outside back cover:

The following copyright is hereby removed: © 2021 Prudential Financial, Inc. and its related entities.
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The sentence “Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.” is replaced with:

“Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide, used under license.”

SAI CHANGES

1.All references to Prudential Retirement Insurance and Annuity Company or PRIAC as a wholly-owned subsidiary of The Prudential Insurance Company of America are hereby changed to acknowledge that PRIAC is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company.

2.All references to “Prudential Retirement Service Center” are hereby changed to “Empower Care Center.”

3.On the “Table of Contents” page, the following statement is hereby removed:

Prudential IncomeFlex Target® is a registered trademark of The Prudential Insurance Company of America.

4.The “COMPANY” section is replaced with the following:

PRIAC (the “Company”) is a stock life insurance company incorporated under the laws of Connecticut in 1981. It is authorized to do business in the District of Columbia and all states. The Company issues group and individual annuities and other insurance contracts. The Company was formerly a subsidiary of Connecticut General Life Insurance Company, which is an indirect, wholly-owned subsidiary of CIGNA Corporation, based in Philadelphia, Pennsylvania. On April 1, 2004, the Company was acquired by The Prudential Insurance Company of America, a New Jersey stock life insurance company (“Prudential Insurance”). On April 1, 2022, PRIAC was acquired by Great-West Life & Annuity Insurance Company (“Great-West”) (which operates under the brand name “Empower”).

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
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